SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
              Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant  [X]
Filed by a party other than the Registrant  [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[X]   Definitive Additional Materials
[ ]   Soliciting Materials Under Section 240.14a-12

                            AXP Discovery Fund, Inc.
                           AXP Progressive Fund, Inc.

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                (Name of Registrant as Specified In Its Charter)


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   (Name(s) of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required

[ ]   Fee computed on table below per Exchange Act Rules
      14a-6(i)(4) and 0-11

      (1) Title of each class of securities to which transaction applies:

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      (2) Aggregate number of securities to which transaction applies:

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      (3) Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined);

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      (4) Proposed maximum aggregated value of transaction:

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      (5) Total fee paid:

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[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:

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      (2) Form, Schedule or Registration Statement No.:

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      (3) Filing Party:

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      (4) Date Filed:

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

American Express Funds - Inbound Phone Script

Good____________(morning, afternoon, evening), this is the American Express Funds proxy services center, my name is____________(first name), you are on a recorded line, how may I help you?

Address the shareholder's need. After you have answered their questions you may say: If it is convenient for you, I can record your vote over the telephone right now. Is it convenient?

If the shareholder is willing to vote over the phone continue as follows: For safety and accuracy this call is being recorded.

May I please have your control number?

May I please have your name and street address?

The proposals have been reviewed by the Board, and after careful consideration, the Board recommends that you vote FOR each proposal. Would you like to vote as they recommend? If the shareholder does not wish to vote as the board recommends then ask them if they would like to vote on each individual proposal and review each proposal with them (you can do this by clicking on vote now to preview their vote card).

Your vote has been recorded. You have voted_______, is that correct?

In the next 72 hours a confirmation will be mailed to you.

Is there anything else today?

Thank you for calling American Express.

AMERICAN EXPRESS FUNDS:
AXP DISCOVERY FUND AND AXP PROGRESSIVE FUND OUTBOUND SCRIPT

Connected Call

Introduction

Hello, my name is__________________, I am calling from Alamo direct on behalf of American Express Funds. May I please speak with___________________.

Thank you for taking my call.

I am calling to let you know that a meeting will be held on April 9, 2002 for shareholders to vote on important issues for AXP Discovery Fund and AXP Progressive Fund. Before I continue, I'd like you to know this call is being recorded to ensure we accurately represent your wishes.

Have your received your package of proxy materials from American Express Funds?

Are you familiar with the proposals? May I assist you with any questions?

If it is convenient for you, I can record your vote over the telephone right now. Is it convenient?

The proposals have been reviewed by the Board, and after careful consideration, the Board recommends that you vote FOR each proposal. Would you like to vote as they recommend? If the shareholder does not wish to vote as the board recommends then ask them if they would like to vote on each individual proposal and review each proposal with them( you can do this by clicking on vote now to preview their vote card).

Your vote has been recorded. You have voted________________, is that correct?

In the next 72 hours a confirmation will be mailed to you. Thank you for your time.

AMERICAN EXPRESS FUNDS
AXP DISCOVERY FUND, INC. AND AXP PROGRESSIVE FUND, INC.
QUESTIONS AND ANSWERS

WHY DID I RECEIVE THIS MATERIAL?
Two of the American Express Funds, AXP Discovery Fund and AXP Progressive Fund, are holding special shareholder meetings on April 9, 2002. As a shareholder of one or both Funds, you have the opportunity to voice your opinion on these matters.

WHO CAN VOTE ON A SHAREHOLDER PROPOSAL?
Persons who hold shares in a fund as of its "record date" are entitled to vote. The record date was February 8, 2002.

WHAT IS A SHAREHOLDER MEETING?
A shareholder meeting is an opportunity for a company's shareholders to evaluate and vote on proposed actions by the company. As a practical matter, most shareholders do not physically attend a shareholder meeting.

WHEN AND WHERE IS THE SHAREHOLDER MEETING?
The shareholder meeting will be held at the Funds' offices, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN on Tuesday, April 9, 2002 at 10:00 a.m.

WHAT IS A PROXY STATEMENT?
A proxy statement is a document that the Securities and Exchange Commission
(SEC) requires companies, including mutual funds, to send to their shareholders to present proposals and provide material facts about issues on which shareholders will vote. Mutual funds are required to obtain shareholder votes before making certain kinds of changes. Those proposed changes are described in the proxy statement.

WHAT AM I VOTING ON?
The purpose of the meetings is to consider approval of new subadvisers and to consider authorizing American Express Financial Corporation (AEFC), subject to Board approval, to retain and replace subadvisers in the future or to modify subadvisory agreements, without obtaining shareholder approval.

PROPOSALS:
1A Approve a Subadvisory Agreement with Pilgrim Baxter Value Investors, Inc. - Discovery Fund

1B Approve a Subadvisory Agreement with Wellington Management Company, LLP - Discovery Fund

2 Approve a Subadvisory Agreement with Gabelli Asset Management Company - Progressive Fund

3 Approve a policy authorizing American Express Financial Corporation, subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval - Discovery & Progressive Funds

WILL THE FUNDS' FEES AND EXPENSES INCREASE AS A RESULT OF THE HIRING OF THE SUBADVISERS?
NO. The management fees paid by the Funds will not be affected by these arrangements and the use of subadvisers is not expected to adversely affect the Funds' expenses.

WHY DOES A SHAREHOLDER RECEIVE PROXY MATERIALS?
A shareholder receives proxy materials, a booklet that includes the proxy statement and one or more proxy cards, -because, as the owner of the fund shares, he or she has a right to vote on important proposals concerning the fund.

HOW DOES MY FUND'S BOARD OF DIRECTORS WANT ME TO VOTE?
After careful consideration, the Board recommends that you vote FOR each proposal.

WHY SHOULD I BOTHER TO VOTE?
Your vote makes a difference. If shareholders like you fail to vote their proxies, your fund may not receive enough votes to go forward with its meeting. If this happens, proxies will be mailed again to shareholders who have not voted
- a costly proposition.

HOW DO I VOTE?
You may vote in any one of five ways:
-By Touch-tone Telephone. Just call the toll-free number given on your proxy card and follow the instructions to record your vote. Toll free number 1-800-597-7836
-By Internet. Just follow the instructions on your proxy card and vote online. https://vote.proxy-direct.com
-By Mail. Complete the proxy card and mail it back in the postage-paid envelope. -By Facsimile. Fax your completed proxy card to 1-888-796-9932.
-In Person. Cast your vote at your fund's shareholder meeting.


HOW DO I VOTE BY TELEPHONE?
You need to use a touch-tone phone (not a dial phone). Then simply:
1.       Have your proxy card ready.
2.       Dial the toll-free number listed on your card. 1-800-597-7836
3.       Enter the 14 digit control number found on the card.
4.       Follow the instructions you'll be given.

HOW DO I VOTE ON THE INTERNET?
1.       Have your proxy card ready.
2.       Go to the Web site address provided on your proxy card.
         https://vote.proxy-direct.com
3.       Enter the 14 digit control number found on your proxy card.
4.       Follow the instructions on your computer screen.

WHEN IS THE DEADLINE FOR RETURNING MY PROXY VOTE?
You should vote your proxy as soon as possible to make sure your fund receives enough votes to act on the proposals. If your fund doesn't receive enough votes, proxies will be mailed again to shareholders who have not voted. Shareholder proxy votes may be mailed the day before each meeting. If voting by touch-tone phone, on the internet, or by facsimile, you may vote up until the time of the meeting (10am CT on 4/9/02). In addition, shareholders may vote in person at the meetings.

HOW DO I FILL OUT THE PROXY CARD?
The proxy card lists all the proposals being considered. Next to each one are boxes allowing you to vote (For, Against, or to Abstain). Please review the proxy statement before deciding how you wish to vote. Then check one of the boxes next to each proposal. Once you have made your choice, sign your proxy card and return it in the postage-paid envelope provided.

SHOULD I SEND IN THE CARD AND VOTE BY TELEPHONE/INTERNET TOO?
No. Use just one method to vote. The only reason to vote again would be to change your prior vote.

WHY DID I RECEIVE DIFFERENT PROXY CARDS?
If your shares are registered differently and are in more than one account, you will receive more than one card. Be sure to vote all of your accounts.

CAN I CHANGE MY VOTE?
You may revoke your proxy and change your vote up until:
1.  If by mail - up until the day before the meeting.
2. If by touch-tone phone, by the internet or by facsimile- up until the time of the meeting on meeting day.
3.  Or at the meeting.
Your last vote will be the one counted.

IS MY VOTE KEPT CONFIDENTIAL?
Proxy cards and voting tabulation records that identify shareholders are kept confidential by the company and will not be disclosed except as may be necessary to meet legal requirements.

WHO SHOULD I CALL IF I HAVE QUESTIONS?
If you have questions about any of the issues described in the proxy statement or about proxy voting procedures, please call your financial advisor or call Client Services at their toll free number: 1-(866) 606-0480.